Dreyfus New York Municipal
      Income, Inc.

      SEMIANNUAL REPORT March 31, 2003



                    DREYFUS NEW YORK MUNICIPAL INCOME, INC.

                            PROTECTING YOUR PRIVACY

                               OUR PLEDGE TO YOU

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund's policies and practices for collecting, disclosing, and safeguarding "nonpublic personal information," which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund's consumer privacy policy, and may be amended at any time. We'll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund's agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

* Information we receive from you, such as your name, address, and social security number.

* Information about your transactions with us, such as the purchase or sale of Fund shares.

    *Information  we receive from agents and service providers, such as proxy
  voting    information.

  THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

  THANK YOU FOR THIS OPPORTUNITY TO SERVE YOU.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value



                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            21   Officers and Directors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                               Dreyfus New York
                                                         Municipal Income, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus New York Municipal Income, Inc. covers the six-month period from October 1, 2002, through March 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Monica Wieboldt.

A number of economic and political factors continued to drive tax-exempt money market yields lower during the reporting period. Faced with escalating tensions leading to the start of the war in Iraq, many investors continued to prefer the stability of cash over other asset classes, such as stocks. We believe that rising geopolitical tensions also contributed to the ongoing sluggishness of the U.S. economy, as many corporations apparently decided to wait until the situation in Iraq is resolved before committing to new capital spending. For its part, the Federal Reserve Board contributed to lower money market yields by further reducing short-term interest rates in November 2002.

These influences have also generally eroded the value of longer-term investments from corporate issuers, such as stocks. Although returns from tax-exempt money market funds have been modest, such funds have helped protect many investors from the full brunt of the stock market's decline, while providing tax-exempt income. While history suggests that stock prices should rebound if the economy strengthens, we believe that the economy is unlikely to make significant gains until current uncertainties are resolved.

In the meantime, we believe it is more important than ever to follow a disciplined approach to investing. While it may be tempting to shift assets between stocks, bonds and money market instruments in response to near-term economic and market forces, adherence to your longstanding asset allocation strategy may be the most prudent course for the long term. Your financial advisor can help you to ensure that your portfolio reflects your investment needs, long-term goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2003




DISCUSSION OF FUND PERFORMANCE

Monica Wieboldt, Portfolio Manager

How did Dreyfus New York Municipal Income, Inc. perform during the reporting period?

For the six-month period ended March 31, 2003, the fund achieved a total return of -0.84% .(1) During the same period, the fund provided income dividends of $0.2400 per share, which is equal to a distribution rate of 5.71%.(2)

We attribute the fund's performance primarily to weakness among bonds issued on behalf of airlines as well as bonds backed by New York's settlement of litigation with the nation' s tobacco companies. Although we sold the fund's airline bonds early in the reporting period, they effectively offset the positive effects of declining interest rates and heightened demand for municipal bonds.

What is the fund's investment approach?

The fund seeks to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. During periods of normal market conditions, the fund invests 100% of the value of its net assets in New York municipal obligations. The fund invests in municipal obligations which, at the time of purchase, are rated investment-grade or the unrated equivalent as determined by Dreyfus in the case of bonds, and rated in the two highest rating categories or the unrated equivalent as determined by Dreyfus in the case of short-term obligations having, or deemed to have, maturities of less than one year.

We tactically seek to manage the fund's average duration -- a measure of sensitivity to changes in interest rates -- in anticipation of temporary supply-and-demand changes. If we expect the supply of newly issued bonds to increase, we may reduce the fund's average effective duration to make cash available for the purchase of what we believe

                                                                The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

can potentially be higher-yielding securities. Conversely, if we expect demand for municipal bonds to surge at a time when we anticipate little issuance, we may increase the fund's average effective duration to maintain then-current yields for as long as we deem appropriate. Second, we attempt to add value by selecting the tax-exempt bonds that we believe can provide high current levels of income consistent with the fund's management policies.

What other factors influenced the fund's performance?

The fund's total return was held back during the reporting period by its holdings of corporate and asset-backed bonds. Although we sold the fund's entire position in airline bonds early in the reporting period, they eroded overall returns as the travel industry continued to struggle with terrorism fears. The fund's tobacco bonds lost value later in the reporting period, when an adverse legal ruling prompted a major tobacco company to threaten bankruptcy. We believe that this situation will eventually be resolved in the courts, and the company's bankruptcy is unlikely.

Weakness among these holdings was offset by strength among municipal bonds with maturities of approximately 20 years, which enjoyed relatively high levels of price appreciation as interest rates continued to fall. This was particularly apparent in early November when the Federal Reserve Board reduced short-term interest rates by 50 basis points. In addition, municipal bond prices were supported by robust investor demand.

The fund also was affected by deterioration in New York's fiscal condition as tax revenues fell short of projections in the weak economy. The state balanced its fiscal 2003 budget by reducing spending, deferring certain expenses and increasing its borrowing. New York City's budget currently remains uncertain pending notification from the state regarding the amount of aid it can expect.


In this deteriorating fiscal environment, we focused on improving the fund's overall credit-quality profile while seeking to limit any reduction of income. We did so by reducing the fund's holdings of bonds issued on behalf of corporations. In general, we redeployed assets into investment-grade bonds with what we considered to have strong liquidity characteristics, in anticipation of potential investment opportunities later in the year. We currently anticipate possibly shifting those assets to new investments later in the year, when we think we are more likely to see opportunities for higher current income. We adopted a similar strategy for the proceeds of seasoned holdings that matured or were called away by their issuers.

What is the fund's current strategy?

Because of the current low interest-rate environment, it has not been possible to replace older bonds with newer securities providing comparable levels of income. When purchasing new securities, we have focused primarily on bonds backed by revenues from essential-services facilities. We also have favored "lock box" bonds that are backed by specific revenue sources, such as personal income taxes, earmarked specifically for interest and principal payments. The fund currently holds a position in New York City general obligations. Although these holdings will likely experience some volatility as budget deficits are addressed, we currently believe they will maintain their creditworthiness.

April 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, BASED UPON NET ASSET VALUE PER SHARE. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET PRICE PER SHARE, NET ASSET VALUE PER SHARE AND INVESTMENT RETURN FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-NEW YORK RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) DISTRIBUTION RATE PER SHARE IS BASED UPON DIVIDENDS PER SHARE PAID FROM NET INVESTMENT INCOME DURING THE PERIOD, ANNUALIZED, DIVIDED BY THE MARKET PRICE PER SHARE AT THE END OF THE PERIOD ADJUSTED FOR ANY CAPITAL GAIN DISTRIBUTIONS.

                                                             The Fund

STATEMENT OF INVESTMENTS

March 31, 2003 (Unaudited)




                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS--96.3%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------
NEW YORK--89.9%

Albany Industrial Development Agency, LR

   (New York Assembly Building Project)
   7.75%, 1/1/2010                                                                              930,000                  938,407

Erie County Industrial Development Agency,

   Life Care Community Revenue
   (Episcopal Church Home) 6%, 2/1/2028                                                       1,500,000                1,451,025

Metropolitan Transportation Authority,
   Dedicated Tax Fund:

      5%, 11/15/2028                                                                          1,500,000                1,523,520

      5%, 11/15/2030                                                                          1,000,000                1,007,160

Monroe Tobacco Asset Securitization Corp.,
   Tobacco Settlement Asset Backed
   6.625%, 6/1/2042                                                                             500,000                  510,675

New York City 7.25%, 8/15/2007                                                                1,500,000                1,759,665

New York City Industrial Development Agency:

  Civic Facility Revenue (Staten Island University Hospital

      Project) 6.375%, 7/1/2031                                                               1,000,000                1,030,860

   IDR:

      (Brooklyn Navy Yard--Cogen Partners)
         5.75%, 10/1/2036                                                                     1,000,000                  939,480

      (LaGuardia Association LP Project)
         6%, 11/1/2028                                                                        1,000,000                  622,520

   (Terminal One Group Association Project)
      6%, 1/1/2019                                                                            1,100,000                1,128,996

New York City Transitional Finance Authority,

  Future Tax Secured Revenue:

      5.375%, 2/15/2023                                                                       1,000,000                1,149,840

      6%, 8/15/2029                                                                           1,000,000                1,193,390

New York Counties Tobacco Trust,
   Tobacco Settlement Pass Through Bonds
   6.50%, 6/1/2035                                                                            1,000,000                1,013,460

New York State Dormitory Authority, Revenue:

  Health, Hospital and Nursing Home (Mount Sinai Health)
      6.50%, 7/1/2025                                                                         1,000,000                1,057,690

   Judicial Facility Lease (Suffolk County Issue)
      9.50%, 4/15/2014                                                                          100,000                  114,739

   (State University Educational Facilities)
      6%, 5/15/2025 (Prerefunded 5/15/2005)                                                   1,000,000  (a)           1,118,880

   Secured Hospital (Saint Agnes Hospital)
      5.40%, 2/15/2025                                                                        1,200,000                1,234,932


                                                                                              Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK (CONTINUED)

New York State Environmental Facilities Corp.,
   SWDR (Occidental Petroleum Corp)
   5.70%, 9/1/2028                                                                              600,000                  595,986

New York State Mortgage Agency,

  Homeownership Mortgage Revenue:

      8.799%, 10/1/2007                                                                         860,000  (b,c)         1,016,666

      6.05%, 4/1/2026                                                                           395,000                  417,444

      6.125%, 4/1/2027                                                                        1,955,000                2,074,724

      6.40%, 4/1/2027                                                                           890,000                  974,515

New York State Power Authority, Revenue:

   8.75%, 11/15/2015 (Insured; MBIA)                                                          1,000,000                1,174,170

   5%, 11/15/2020                                                                               500,000                  521,905

Onondaga County Industrial Development Agency, IDR

   (Weyerhaeuser Project) 9%, 10/1/2007                                                       1,200,000                1,419,060

Port Authority of New York and New Jersey
   9.084%, 12/1/2012                                                                          1,000,000  (b,c)         1,064,450

Scotia Housing Authority, Housing Revenue
   (Coburg Village Inc. Project) 6.20%, 7/1/2038                                              1,150,000                  746,120

United Nations Development Corp., Revenue
   5.60%, 7/1/2026                                                                            1,000,000                1,000,260

Watervliet Housing Authority, Residential Housing
   (Beltrone Living Center Project)
   6.125%, 6/1/2038                                                                           1,000,000                  893,110

Yonkers Industrial Development Agency,
   Civic Facility Revenue (Saint Joseph's Hospital)
   6.20%, 3/1/2020                                                                            1,600,000                1,225,888

U.S. RELATED--6.4%

Commonwealth of Puerto Rico
   Highway and Transportation Authority,
   Transportation Revenue
   8.74%, 7/1/2038                                                                            1,000,000  (b,c)         1,036,970

Commonwealth of Puerto Rico
   Infrastructure Financing Authority,
   Special Tax Revenue
   7.90%, 7/1/2007                                                                               65,000                   66,690

Virgin Islands Public Finance Authority, Revenue
   6.375%, 10/1/2019                                                                          1,000,000                1,114,920

TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $32,762,818)                                                                                                 33,138,117

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                              Principal
SHORT-TERM MUNICIPAL INVESTMENTS--1.5%                                                        Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

New York City, VRDN
   1.20% (LOC; Morgan Guaranty Trust)                                                           300,000  (d)             300,000

New York City Transitional Finance Authority, VRDN:
   1.20%, (Liquidity Facility; Bayerische Landesbank)                                           100,000  (d)             100,000
   (New York City Recovery)
      1.20% (SBPA; Bank of New York)                                                            100,000  (d)             100,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
   (cost $500,000)                                                                                                       500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $33,262,818)                                                               97.8%              33,638,117

CASH AND RECEIVABLES (NET)                                                                          2.2%                 762,489

NET ASSETS                                                                                        100.0%              34,400,606




Summary of Abbreviations

IDR                 Industrial Development Revenue

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

SBPA                Standby Bond Purchase
                    Agreement

SWDR                Solid Waste Development
                    Revenue

VRDN                Variable Rate Demand Note


Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                            Value (%)
------------------------------------------------------------------------------------------------------------------------------------
AAA                              Aaa                             AAA                                              17.5

AA                               Aa                              AA                                               25.8

A                                A                               A                                                16.1

BBB                              Baa                             BBB                                              18.8

F1                               Mig1                            SP1                                               1.2

Not Rated (e)                    Not Rated (e)                   Not Rated (e)                                    20.6

                                                                                                                 100.0

(A)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(B)  INVERSE   FLOATER   SECURITY--THE   INTEREST  RATE  IS  SUBJECT  TO  CHANGE
     PERIODICALLY.

(C)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO  QUALIFIED  INSTITUTIONAL  BUYERS.  AT MARCH 31,
     2003, THESE SECURITIES AMOUNTED TO $3,118,086 OR 9.1% OF NET ASSETS.

(D)  SECURITIES PAYABLE ON DEMAND.  VARIABLE RATE  INTEREST--SUBJECT TO PERIODIC
     CHANGE.

(E)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2003 (Unaudited)

                                                               Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  33,262,818  33,638,117

Cash                                                                     59,362

Interest receivable                                                     654,615

Receivable for investment securities sold                               115,942

Prepaid expenses                                                          2,872

                                                                     34,470,908
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            20,567

Accrued expenses                                                         49,735

                                                                         70,302
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,400,606
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      35,467,822

Accumulated undistributed investment income--net                         31,540

Accumulated net realized gain (loss) on investments                  (1,474,055)

Accumulated net unrealized appreciation
  (depreciation) on investments                                         375,299
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       34,400,606
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(100 million shares of $.001 par value Common Stock authorized)       3,821,501

NET ASSET VALUE per share ($)                                              9.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended March 31, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      1,045,917

EXPENSES:

Management fee--Note 3(a)                                              121,380

Auditing fees                                                           19,969

Shareholder servicing costs--Note 3(b)                                  11,127

Shareholders' reports                                                   10,517

Legal fees                                                               9,917

Custodian fees--Note 3(b)                                                2,328

Registration fees                                                        1,746

Directors' fees and expenses--Note 3(c)                                  1,599

Miscellaneous                                                            7,242

TOTAL EXPENSES                                                         185,825

INVESTMENT INCOME--NET                                                 860,092
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                             (1,181,415)

Net unrealized appreciation (depreciation) on investments              (46,458)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,227,873)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                (367,781)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           March 31, 2003            Year Ended
                                               (Unaudited)   September 30, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            860,092             1,884,324

Net realized gain (loss) on investments        (1,181,415)             (292,639)

Net unrealized appreciation
   (depreciation) on investments                  (46,458)              213,989

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     (367,781)            1,805,674
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                           (917,160)           (1,834,321)

Net realized gain on investments                       --              (100,888)

TOTAL DIVIDENDS                                  (917,160)           (1,935,209)

TOTAL INCREASE (DECREASE) IN NET ASSETS        (1,284,941)             (129,535)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            35,685,547            35,815,082

END OF PERIOD                                  34,400,606            35,685,547

Undistributed investment income--net               31,540                87,812

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                          Six Months Ended
                                            March 31, 2003                               Year Ended September 30,
                                                                   -----------------------------------------------------------------

                                             (Unaudited)            2002(a)       2001          2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value,
   beginning of period                             9.34             9.37          9.10          9.30          10.04          9.97

Investment Operations:

Investment income--net                              .23(b)           .49(b)        .49           .49            .51           .55

Net realized and unrealized
   gain (loss) on investments                      (.33)            (.01)          .29          (.19)          (.69)          .12

Total from Investment Operations                   (.10)             .48           .78           .30           (.18)          .67

Distributions:

Dividends from
   investment income--net                          (.24)            (.48)         (.48)         (.48)          (.53)         (.58)

Dividends from net realized
   gain on investments                               --             (.03)         (.03)         (.02)          (.03)         (.02)

Total Distributions                                (.24)            (.51)         (.51)         (.50)          (.56)         (.60)

Net asset value, end of period                     9.00             9.34          9.37          9.10           9.30         10.04

Market value, end of period                        8.41             9.20          8.46         8 1-4          8 3-8       10 3-16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                               (5.93)(d)        15.26          8.86          4.95         (12.83)         5.43
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                              1.07(e)           .96          1.00          1.10           1.01          1.06

Ratio of net investment income
   to average net assets                           4.96(e)          5.33          5.22          5.43           5.20          5.49

Portfolio Turnover Rate                           12.64(d)         14.03          7.09         14.28          10.51         21.43
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                   34,401           35,686        35,815        34,758         35,522        38,199

(A)  AS REQUIRED, EFFECTIVE OCTOBER 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS
     OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT  COMPANIES AND BEGAN
     AMORTIZING DISCOUNT OR PERMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON
     A DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED SEPTEMBER 30,
     2002 WAS TO  INCREASE  NET  INVESTMENT  INCOME PER SHARE AND  DECREASE  NET
     REALIZED AND UNREALIZED  GAIN (LOSS) ON INVESTMENTS  PER SHARE BY LESS THAN
     $.01 AND INCREASE THE RATIO OF NET INVESTMENT  INCOME TO AVERAGE NET ASSETS
     FROM  5.32% TO  5.33%.  PER  SHARE  DATA AND  RATIOS/SUPPLEMENTAL  DATA FOR
     PERIODS  PRIOR TO OCTOBER 1, 2001 HAVE NOT BEEN  RESTATED  TO REFLECT  THIS
     CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  CALCULATED BASED ON MARKET VALUE.

(D)  NOT ANNUALIZED.

(E)  ANNUALIZED.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus New York Municipal Income, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified closed-end management investment company. The fund's investment objective is to maximize current income exempt from Federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation. The fund's common stock trade on the American Stock Exchange under the ticker symbol DNM.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. Treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. Treasury securities are valued at
the    last
..
sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain, if any, are declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

For shareholders who elect to receive their distributions in additional shares of the fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) based on the record date's respective price. If the net asset value per share on the record date is lower than the market price per share, shares will be issued by the fund at the record date's net asset value on the payable date of the distribution. If the net asset value per share is less than 95% of the market value, shares will be issued by the fund at 95% of the market value. If the market price is lower than the net asset value per share on the record date,

                                                                        The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

Mellon will purchase fund shares in the open market commencing on the payable date and reinvest those shares accordingly. As a result of purchasing fund shares in the open market, fund shares outstanding will not be affected by this form of reinvestment.

On March 31, 2003, the Board of Directors declared a cash dividend of $.04 per share from investment income-net, payable on April 28, 2003 to shareholders of record as of the close of business on April 14, 2003.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

The tax character of distributions paid to shareholder during the fiscal periods ended September 30, 2002, was as follows: tax exempt income $1,834,321 and long-term capital gain $100,888. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended March 31, 2003, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .70 of 1% of the value of the fund's average weekly net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, interest on borrowings, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the fund, the fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. During the period ended March 31, 2003, there was no expense reimbursement pursuant to the Agreement.

(b) The fund compensates Mellon under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2003, the fund was charged $10,930 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended March 31, 2003, the fund was charged $2,328 pursuant to the custody agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Through December 31, 2002, each Board member who was not an "affiliated person" as defined in the Act received an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. Effective January 1, 2003, the number of funds in the Fund Group comprising the fund increased, and the annual fee was increased to $60,000 while the attendance fee was increased to $7,500 for each in person meeting. These fees are allocated among the funds in that Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended March 31, 2003, amounted to $4,300,221 and $4,814,935, respectively.

At March 31, 2003, accumulated net unrealized appreciation on investments was $375,299, consisting of $1,683,807 gross unrealized appreciation and $1,308,508 gross unrealized depreciation.

At March 31, 2003, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


NOTES

OFFICERS AND DIRECTORS

Dreyfus New York Municipal Income, Inc.
200 Park Avenue
New York, NY 10166

DIRECTORS

Joseph S. DiMartino, Chairman

Clifford L. Alexander, Jr.

Lucy Wilson Benson

David W. Burke

Whitney I. Gerard

Arthur A. Hartman

George L. Perry

OFFICERS

President

      Stephen E. Canter

Vice President

      Mark N. Jacobs

Executive Vice Presidents

      Stephen R. Byers
      Monica S. Wieboldt

Secretary

      Michael A. Rosenberg

Assistant Secretaries

      Steven F. Newman
      Robert R. Mullery

      Jeff Prusnofsky

Treasurer

      James Windels

Assistant Treasurers

      Gregory S. Gruber
      Kenneth Sandgren

Anti-Money Laundering Compliance Officer

      William Germenis

PORTFOLIO MANAGERS

Joseph P. Darcy
A. Paul Disdier
Douglas J. Gaylor
Joseph Irace
Colleen Meehan
W. Michael Petty
Scott Sprauer
James Welch
Monica S. Wieboldt

INVESTMENT ADVISER

The Dreyfus Corporation

CUSTODIAN

Mellon Bank, N.A.

COUNSEL

Stroock & Stroock & Lavan LLP

TRANSFER AGENT, DIVIDEND DISTRIBUTION AGENT  AND REGISTRAR

Mellon Bank, N.A.

STOCK EXCHANGE LISTING

AMEX Symbol: DNM

INITIAL SEC EFFECTIVE DATE

10/21/88

THE NET ASSET VALUE APPEARS IN THE FOLLOWING PUBLICATIONS: BARRON'S, CLOSED-END BOND FUNDS SECTION UNDER THE HEADING "MUNICIPAL BOND FUNDS" EVERY MONDAY; WALL STREET JOURNAL, MUTUAL FUNDS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS" EVERY MONDAY; NEW YORK TIMES, MONEY AND BUSINESS SECTION UNDER THE HEADING "CLOSED-END BOND FUNDS--SINGLE STATE MUNICIPAL BOND FUNDS" EVERY SUNDAY.

NOTICE IS HEREBY GIVEN IN ACCORDANCE WITH SECTION 23(C) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT THE FUND MAY PURCHASE SHARES OF ITS COMMON STOCK IN THE OPEN MARKET WHEN IT CAN DO SO AT PRICES BELOW THE THEN CURRENT NET ASSET VALUE PER SHARE.

                                                             The Fund

                  For More Information

                        Dreyfus
                        New York Municipal
                        Income, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent,
                        Dividend Disbursing Agent
                        and Registrar

                        Mellon Bank, N.A.
                        85 Challenger Road
                        Ridgefield Park, NJ 07660

(c) 2003 Dreyfus Service Corporation                                  858SA0303